                                                                     EXHIBIT 4.1

                          [CERTIFICATE APPEARS HERE]
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                   [LOGO OF CCBT BANCORP, INC. APPEARS HERE]
  NUMBER                                                         SHARES

CCBT
                                                             -------------------
               INCORPORATED UNDER THE LAWS OF MASSACHUSETTS   CUSIP 12487S 10 5
                                                             -------------------

     This is to certify that






     is the holder of

                     Shares of the Common Capital Stock of
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----------------------------- CCBT Bancorp, Inc. -------------------------------
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transferable only on the books of the Company by assignment in writing by the holder of record hereof or his legal representative upon surrender of this certificate.

   This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Organization and By-laws of the Company as heretofore or hereafter amended, and the par value of the shares represented hereby is and shall be as set forth in said Articles so amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   IN WITNESS WHEREOF CCBT Bancorp, Inc. has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereto affixed.

/s/ Noal D. Reid                                 /s/ Stephen B. Lawson
                                    [SEAL]
       TREASURER                                             PRESIDENT

                                           COUNTERSIGNED AND REGISTERED:
                                                REGISTRAR AND TRANSFER COMPANY
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR
                                           BY

                                                          AUTHORIZED SIGNATURE
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                          AMERICAN BANK NOTE COMPANY
                              680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                (215) 657-3480
 ................................................................................
                        SALES:  D. BURNS:  617-786-7600
 ................................................................................
                       /NET/BANKNOTE/HOME 40/CCBT 60756
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               PRODUCTION COORDINATOR: D. SUKOLOFF: 215-830-2154
                           PROOF OF FEBRUARY 8, 1999
                              CCBT BANCORP, INC.
                                  H 60756 fc
 ................................................................................
                OPERATOR:                          JW/lr/koshy
 ................................................................................
                                      NEW
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

     For value received, __________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Bank with full power of substitution in the premises.

Dated, _________________

                         _______________________________________________________

In Presence of

________________________


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.

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                          AMERICAN BANK NOTE COMPANY
                              680 BLAIR MILL ROAD
                               HORSHAM, PA 19044
                                 (215)657-3480
 ................................................................................
                        SALES:  D. BURNS: 617-786-7600
 ................................................................................
                       /NET/BANKNOTE/HOME 40/CCBT 60756
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               PRODUCTION COORDINATOR: D. SOKOLOFF: 218-830-2184
                           PROOF OF FEBRUARY 8, 1999
                              CCBT BANCORP, INC.
                                  H 60756 bk
 ................................................................................
         OPERATOR:                                         JW/lr/koshy
 ................................................................................
                                      NEW
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